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                                                                    EXHIBIT 23.5

                [LETTERHEAD OF INTERNATIONAL DATA CORPORATION]


Jack Hidary
Earth Web, Inc.

The undersigned hereby consents to the references to the undersigned included in the registration statement on Form S-1 of Earth Web, Inc. and any amendment thereto.


                                                By: /s/ Mike Melenovsky

                                                Title: Group VP, IDC



                                                By: /s/ Alexa McCloughan

                                                Title: Sr. VP, IDC